UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-2429

Exact name of registrant as specified in charter:  USAA MUTUAL FUND,INC.

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               MARK S. HOWARD
                                                     USAA MUTUAL FUND, INC.
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2004




ITEM 1. REPORT TO STOCKHOLDERS.
THE FUNDS OF USAA MUTUAL FUND, INC., SMALL CAP STOCK FUND (EXCEPT THE INDEX FUNDS) - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2004


[LOGO OF USAA]
   USAA(R)

                  USAA SMALL CAP
                        STOCK Fund

                          [GRAPHIC OF USAA SMALL CAP STOCK FUND]

         A n n u a l   R e p o r t

--------------------------------------------------------------------------------
    JULY 31, 2004

Table of CONTENTS
--------------------------------------------------------------------------------

MESSAGE FROM THE PRESIDENT                                                    2

INVESTMENT OVERVIEW & MANAGERS' COMMENTARY                                    5

FINANCIAL INFORMATION

   Distributions to Shareholders                                             13

   Report of Independent Registered Public Accounting Firm                   14

   Portfolio of Investments                                                  15

   Notes to Portfolio of Investments                                         26

   Financial Statements                                                      28

   Notes to Financial Statements                                             31

   Expense Example                                                           44

DIRECTORS' AND OFFICERS' INFORMATION                                         46

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2004, USAA. All rights reserved.

2

 M E S S A G E
==============------------------------------------------------------------------
               from the PRESIDENT

                                                           "
                                              ALTHOUGH STOCK PRICES MAY
                                        CONTINUE TO FLUCTUATE . . . WE BELIEVE
[PHOTO OF CHRISTOPHER W. CLAUS]          THEY HAVE THE POTENTIAL TO END 2004
                                                  ON A POSITIVE NOTE.
                                                           "

                                                                    August 2004
--------------------------------------------------------------------------------

                 Yield relief is on the way.

                 The Federal Reserve Board (the Fed) has begun raising short-term interest rates, which means that we can expect higher yields, higher reinvestment rates, and greater compounding of interest (i.e., earning interest on interest) in the months ahead. For many of us, it is a welcome change.

                 Over the last two years, we have all felt the effects of record low interest rates. Although we have benefited from the lower cost of borrowing, we have been less happy as lenders and investors - particularly those of us who rely on income from fixed-income investments such as money market and bond funds. Now money market fund investors can look forward to increasingly higher yields. As yields rise, they will be able to reinvest at higher rates while enjoying the benefits of compounding, which is what drives total return in the fixed-income markets over the long run.

                 Intermediate- and longer-term investments, however, will not experience the same growth in yields. While the Fed has a strong influence on the short end of the yield curve, the market controls intermediate- and longer-term rates, which have already risen. As a result, we expect the yield curve to flatten at a measured pace - with only slight changes at the longer end - as short-term rates continue to rise.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                 Fed action is likely to have less of an effect on the equity market. Investors appear to approve of the Fed's moderate approach to interest rate increases, and express more uncertainty about the situation in Iraq, potential terrorist attacks, the presidential election, and the direction of federal tax policy and spending. Despite moderate job growth, corporate earnings have steadily improved, and the U.S. economy is expected to grow at about 3%. Although stock prices may continue to fluctuate within a limited range, we believe they have the potential to end 2004 on a positive note.

                 In the months ahead, our market-tested investment team will continue to work hard to identify profitable opportunities in the market and provide you with a risk-adjusted return. As always, we remain committed to delivering quality USAA service along with no-load mutual funds that have no sales loads, 12b-1 fees, or long-term contractual plans. You can trust us to act with integrity and in your interests.

                 Thank you for allowing us to help you with your investment goals.

                 Sincerely,

                 /S/ CHRISTOPHER W. CLAUS

                 Christopher W. Claus
                 President and Vice Chairman of the Board

                 CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE USAA MUTUAL FUNDS CAREFULLY BEFORE INVESTING. CONTACT US FOR A PROSPECTUS CONTAINING THIS AND OTHER INFORMATION ABOUT THE FUNDS FROM USAA INVESTMENT MANAGEMENT COMPANY (USAA), DISTRIBUTOR. READ IT CAREFULLY BEFORE INVESTING.

                 AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                 Past performance is no guarantee of future results. o Mutual fund operating expenses apply and continue throughout the life of the fund. o As interest rates rise, existing bond prices fall.

 I N V E S T M E N T
====================------------------------------------------------------------
                     OVERVIEW

USAA SMALL CAP STOCK FUND

OBJECTIVE
--------------------------------------------------------------------------------

                 Long-term growth of capital.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

                 Normally at least 80% of the Fund's assets will be invested in equity securities of companies with small market capitalizations.

                                            7/31/04                  7/31/03
Net Assets                               $192.3 Million           $125.5 Million
Net Asset Value Per Share                   $11.82                    $10.38

                    AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/04

      1 YEAR                                  SINCE INCEPTION ON 8/2/99
      13.87%                                            3.40%

                 THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

                 TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS QUOTED DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

6

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         OVERVIEW

                       CUMULATIVE PERFORMANCE COMPARISON

                 [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                               LIPPER SMALL-CAP   LIPPER SMALL-CAP                            USAA
             S&P SMALLCAP         CORE FUNDS        CORE FUNDS          RUSSELL 2000     SMALL CAP STOCK
              600 INDEX            AVERAGE            INDEX                INDEX              FUND
             ------------      ----------------   ----------------      ------------     ---------------
  8/2/99      $10,000.00         $10,000.00         $10,000.00          $10,000.00         $10,000.00
 8/31/99        9,560.00           9,664.97           9,633.31            9,629.91           9,900.00
 9/30/99        9,600.47           9,596.96           9,625.84            9,632.01           9,890.00
10/31/99        9,576.34           9,577.33           9,709.63            9,671.03          10,080.00
11/30/99        9,976.71          10,131.93          10,335.55           10,248.48          11,560.00
12/31/99       10,796.83          11,017.49          11,450.45           11,408.60          13,220.00
 1/31/00       10,462.26          10,784.37          11,230.39           11,225.40          13,460.00
 2/29/00       11,863.32          12,078.69          12,813.84           13,079.11          16,650.00
 3/31/00       11,424.68          12,094.86          12,631.62           12,216.80          14,010.00
 4/30/00       11,228.84          11,590.13          11,929.22           11,481.65          12,430.00
 5/31/00       10,895.99          11,158.52          11,422.09           10,812.48          11,870.00
 6/30/00       11,540.32          11,953.75          12,429.60           11,755.01          13,760.00
 7/31/00       11,257.02          11,711.87          12,043.21           11,376.82          13,170.00
 8/31/00       12,254.87          12,675.71          13,116.13           12,244.88          14,580.00
 9/30/00       11,921.21          12,399.44          12,779.06           11,885.00          14,030.00
10/31/00       11,995.81          12,053.12          12,394.65           11,354.45          12,750.00
11/30/00       10,746.87          11,079.49          11,160.35           10,188.90          10,540.00
12/31/00       12,070.73          12,099.43          12,244.33           11,063.95          11,380.00
 1/31/01       12,588.15          12,595.13          12,680.17           11,639.98          11,640.00
 2/28/01       11,819.96          12,006.01          11,874.71           10,876.23          10,400.00
 3/31/01       11,277.92          11,471.24          11,313.31           10,344.21           9,300.00
 4/30/01       12,137.56          12,329.63          12,214.65           11,153.43          10,240.00
 5/31/01       12,369.75          12,779.67          12,659.79           11,427.58          10,380.00
 6/30/01       12,823.10          13,096.45          13,051.24           11,822.17          10,500.00
 7/31/01       12,608.72          12,794.03          12,748.89           11,182.24          10,340.00
 8/31/01       12,321.25          12,476.92          12,392.12           10,821.07           9,970.00
 9/30/01       10,655.61          10,968.03          10,768.42            9,364.42           8,810.00
10/31/01       11,223.83          11,501.45          11,408.15            9,912.43           9,190.00
11/30/01       12,044.86          12,226.81          12,255.94           10,679.82           9,740.00
12/31/01       12,859.94          12,998.71          13,116.77           11,339.01          10,340.00
 1/31/02       12,972.09          12,924.25          12,961.37           11,221.07          10,410.00
 2/28/02       12,749.02          12,730.93          12,615.30           10,913.54          10,230.00
 3/31/02       13,756.06          13,714.03          13,584.61           11,790.68          11,000.00
 4/30/02       14,144.79          13,885.66          13,651.36           11,898.14          11,250.00
 5/31/02       13,559.32          13,427.81          13,142.54           11,370.08          10,800.00
 6/30/02       12,857.96          12,769.46          12,406.40           10,805.92          10,240.00
 7/31/02       11,042.02          11,068.06          10,720.11            9,173.90           9,610.00
 8/31/02       11,146.75          11,105.41          10,776.93            9,150.53           9,610.00
 9/30/02       10,464.60          10,343.55          10,014.07            8,493.40           9,000.00
10/31/02       10,799.59          10,573.48          10,369.96            8,765.71           9,010.00
11/30/02       11,362.14          11,263.51          11,135.22            9,548.00           9,330.00
12/31/02       10,978.64          10,829.77          10,594.24            9,016.37           9,210.00
 1/31/03       10,601.28          10,521.81          10,284.44            8,766.83           8,940.00
 2/28/03       10,262.06          10,192.59           9,963.31            8,501.93           8,710.00
 3/31/03       10,342.68          10,280.83          10,047.44            8,611.41           8,940.00
 4/30/03       11,182.06          11,142.42          10,884.07            9,427.92           9,490.00
 5/31/03       12,083.73          12,149.46          11,840.23           10,439.66           9,890.00
 6/30/03       12,397.71          12,453.70          12,112.81           10,628.58          10,140.00
 7/31/03       13,042.34          13,091.70          12,733.98           11,293.61          10,380.00
 8/31/03       13,677.05          13,682.49          13,285.85           11,811.41          10,740.00
 9/30/03       13,275.33          13,452.90          12,997.31           11,593.39          10,580.00
10/31/03       14,426.05          14,542.10          14,018.66           12,566.97          11,300.00
11/30/03       14,971.93          15,075.55          14,523.67           13,012.94          11,650.00
12/31/03       15,237.13          15,497.62          14,927.55           13,276.95          11,730.00
 1/31/04       15,675.25          16,021.90          15,400.48           13,853.78          12,010.00
 2/29/04       15,976.89          16,279.60          15,668.47           13,977.97          12,150.00
 3/31/04       16,185.11          16,411.85          15,838.36           14,108.24          12,310.00
 4/30/04       15,648.51          15,814.81          15,294.02           13,388.94          11,870.00
 5/31/04       15,887.96          15,947.91          15,427.13           13,602.04          11,950.00
 6/30/04       16,768.21          16,629.85          16,085.71           14,174.87          12,460.00
 7/31/04       15,849.40          15,723.90          15,238.13           13,220.43          11,820.00

                           [END CHART]

                     FUND DATA SINCE INCEPTION ON 8/2/99 THROUGH 7/31/04.

                 THE PERFORMANCE OF THE LIPPER SMALL-CAP CORE FUNDS AVERAGE AND INDEX, THE RUSSELL 2000 INDEX, AND THE S&P SMALLCAP 600 INDEX IS CALCULATED FROM THE END OF THE MONTH OF JULY 31, 1999, WHILE THE FUND'S INCEPTION DATE IS AUGUST 2, 1999. THERE MAY BE A SLIGHT VARIATION OF THE PERFORMANCE NUMBERS BECAUSE OF THIS DIFFERENCE.

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE CUMULATIVE PERFORMANCE QUOTED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                 The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Small Cap Stock Fund to the following benchmarks:

                 o The S&P SmallCap 600(R) Index is an unmanaged market-value-weighted index consisting of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

                 o The Lipper Small-Cap Core Funds Average is the average performance level of all small-cap core funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

                 o The Lipper Small-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Small-Cap Core Funds category.

                 o The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

8

 M A N A G E R S '
==================--------------------------------------------------------------
                   COMMENTARY on the Fund

HOW DID THE FUND PERFORM?

                 The USAA Small Cap Stock Fund had a total return of 13.87% for the year ended July 31, 2004. This compares to a 19.67% return for the Lipper Small-Cap Core Funds Index, a 20.10% return for the Lipper Small-Cap Core Funds Average, a 17.06% return for the Russell 2000 Index, and a 21.52% return for the S&P SmallCap 600 Index.

                  [LOGO OF LIPPER LEADER]              [LOGO OF LIPPER LEADER]
                      PRESERVATION                         TAX EFFICIENCY

                 The Fund is listed as a Lipper Leader for Preservation and Tax Efficiency of 7,341 and 414 funds, respectively, within the Lipper Small-Cap Core Funds category for the overall period ending July 31, 2004.

                 A change in the Fund's management took place four months into the reporting period, when Wellington Management Company, LLP (Wellington Management) and Batterymarch Financial Management, Inc. (Batterymarch) assumed portfolio management duties as the Fund's subadvisers.

                 LIPPER RATINGS FOR PRESERVATION REFLECT FUNDS' HISTORICAL LOSS AVOIDANCE RELATIVE TO OTHER FUNDS WITHIN THE SAME ASSET CLASS, AS OF JULY 31, 2004. PRESERVATION RATINGS ARE RELATIVE, RATHER THAN ABSOLUTE, MEASURES, AND FUNDS NAMED LIPPER LEADERS FOR PRESERVATION MAY STILL EXPERIENCE LOSSES PERIODICALLY; THOSE LOSSES MAY BE LARGER FOR EQUITY AND MIXED-EQUITY FUNDS THAN FOR FIXED-INCOME FUNDS. THE FUND RECEIVED A LIPPER LEADER RATING AMONG 7,341 FUNDS FOR THE THREE-YEAR PERIOD. LIPPER RATINGS FOR TAX EFFICIENCY REFLECT FUNDS' HISTORICAL SUCCESS IN POSTPONING TAXABLE DISTRIBUTIONS RELATIVE TO PEERS AS OF JULY 31, 2004. TAX EFFICIENCY OFFERS NO BENEFIT TO INVESTORS IN TAX-SHELTERED ACCOUNTS SUCH AS 401(K) PLANS. THE FUND RECEIVED A LIPPER LEADER RATING FOR TAX EFFICIENCY AMONG 414 FUNDS FOR THE THREE-YEAR PERIOD. RATINGS ARE SUBJECT TO CHANGE EVERY MONTH AND ARE BASED ON AN EQUAL-WEIGHTED AVERAGE OF PERCENTILE RANKS FOR THE PRESERVATION AND TAX EFFICIENCY METRICS OVER THREE-, FIVE-, AND 10-YEAR PERIODS (IF APPLICABLE). THE HIGHEST 20% OF FUNDS IN EACH PEER GROUP ARE NAMED LIPPER LEADERS, THE NEXT 20% RECEIVE A SCORE OF 2, THE MIDDLE 20% ARE SCORED 3, THE NEXT 20% ARE SCORED 4, AND THE LOWEST 20% ARE SCORED 5. LIPPER RATINGS ARE NOT INTENDED TO PREDICT FUTURE RESULTS, AND LIPPER DOES NOT GUARANTEE THE ACCURACY OF THIS INFORMATION. MORE INFORMATION IS AVAILABLE AT WWW.LIPPERLEADERS.COM. LIPPER LEADER COPYRIGHT 2004, REUTERS, ALL RIGHTS RESERVED.

 . . . C O N T I N U E D
========================--------------------------------------------------------

WHAT DROVE PERFORMANCE OF THE WELLINGTON MANAGEMENT PORTION OF THE FUND?

                 During the time that Wellington Management managed its portion, small-cap energy stocks were up 30%, and the Fund benefited from that performance, though energy stocks represented only 4% of the portfolio. Our health care holdings also provided strong results, although health care was a much more difficult portion of the market. Holdings in consumer discretionary stocks also had a positive impact. The top performers on an absolute basis were Covance, a drug development service company, and J. Jill, the specialty women's retailer. We sold these top performers after they reached their respective price targets.

                 Weakness in the consumer staples and information technology sectors was a drag on performance. ESS Technology, Inc. was a prime detractor, declining amid the sell-off in semiconductor stocks in 2004. We continued to own the stock at the end of the reporting period based on our view of the semiconductor cycle. Nut processor John B. Sanfilippo & Son, Inc. was another big detractor, declining because of margin pressures in the nut industry, but we maintained our holding based on what we believe to be its attractive valuation and ability to make up higher costs in future selling prices.

WHAT IS WELLINGTON MANAGEMENT'S OUTLOOK?

                 We expect continued economic growth, with capital spending acting as an engine of that growth, while consumer spending moderates. Our long-term outlook for small-cap stocks is positive, but we see the potential for the market to continue in the choppy pattern on display since March 2004. Equity valuations have strong earnings built into them, and confidence concerning earnings estimates could ebb and flow.

                 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 15-25.

10

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         COMMENTARY on the Fund

WHAT DROVE PERFORMANCE OF THE BATTERYMARCH PORTION OF THE FUND?

                 Good stock selection (particularly within the health care sector, but also among consumer cyclicals, consumer services, telecommunications, and industrials) was the primary factor in positive performance. Significant individual contributors included Aeropostale, Inc., the specialty clothing retailer; Penn National Gaming, Inc., which owns or operates racetracks and diversified gaming facilities; and Winnebago Industries, Inc., the motor home manufacturer. Aspect Communications Corp., which provides systems and services for call centers, and ASE Test Ltd., a semiconductor manufacturer, dampened performance because their earnings came in below estimates.

                 In the second half of the reporting year, we increased the Fund's exposure to the consumer cyclicals, services and distribution, and energy services sectors. Consumer cyclicals, the largest sector overweight position in the Batterymarch portion of the Fund, had a positive impact, as did our significant underweight position in health care.

WHAT IS BATTERYMARCH'S OUTLOOK?

                 Investor sentiment may drive the market over the coming months, despite strong fundamental underpinnings. Fear and uncertainty about economic issues, global terrorism, and the outcome of the election may divert attention away from fundamental strength. In this environment, any hint of disappointment could have a negative impact on the market. We remain optimistic about small-cap stocks, which still appear to offer attractive opportunities, but we believe effective security selection will be critical.

                 We would like to take this opportunity to acknowledge that the Fund underperformed for the reporting year as a whole; however, the majority of this underperformance occurred before Wellington Management and Batterymarch completely transitioned into their roles as the Fund's new subadvisers. We thank you for the confidence you have placed in us, and we will continue to work hard on your behalf.

 P O R T F O L I O
==================--------------------------------------------------------------
                   HIGHLIGHTS

          TOP 10 EQUITY HOLDINGS
            (% of Net Assets)

United Stationers, Inc.              2.1%

O'Reilly Automotive, Inc.            2.0%

Reinsurance Group of America, Inc.   1.8%

Intergraph Corp.                     1.5%

NBTY, Inc.                           1.4%

Simpson Manufacturing, Inc.          1.4%

Universal Corp.                      1.4%

AMERIGROUP Corp.                     1.3%

Platinum Underwriters Holdings Ltd.  1.3%

PNM Resources, Inc.                  1.3%

                 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 15-25.

12

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         HIGHLIGHTS

          ASSET ALLOCATION
             7/31/2004

   [PIE CHART OF ASSET ALLOCATION]

Industrials                     19.2%
Financials                      18.3%
Consumer Discretionary          17.1%
Information Technology          12.7%
Health Care                      9.2%
Consumer Staples                 5.6%
Energy                           5.0%
Utilities                        4.6%
Materials                        4.3%
Telecommunication Services       0.8%
Other*                           4.1%

             [END CHART]

                 *INCLUDES MONEY MARKET INSTRUMENTS AND SHORT-TERM INVESTMENTS
                  PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED.

                  PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.

 D I S T R I B U T I O N S
==========================------------------------------------------------------
                           to SHAREHOLDERS

USAA SMALL CAP STOCK FUND

                 The following federal tax information related to the Fund's fiscal year ended July 31, 2004, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2005.

                 The Fund has designated a portion of the amount paid to redeeming shareholders, in the amount of $511,000, as a distribution for tax purposes.

14

 R E P O R T  O F  I N D E P E N D E N T  R E G I S T E R E D
======================----------------------------------------------------------
                       Public ACCOUNTING Firm

THE SHAREHOLDERS AND BOARD OF DIRECTORS OF USAA SMALL CAP STOCK FUND:

                 We have audited the accompanying statement of assets and liabilities of the USAA Small Cap Stock Fund (a portfolio of USAA Mutual Fund, Inc.), including the portfolio of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through July 31, 2001, were audited by other auditors whose report dated September 7, 2001, expressed an unqualified opinion on those statements and financial highlights.

                 We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Small Cap Stock Fund as of July 31, 2004, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

              San Antonio, Texas
              September 10, 2004

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JULY 31, 2004

                                                                                       MARKET
    NUMBER                                                                              VALUE
 OF SHARES    SECURITY                                                                  (000)
---------------------------------------------------------------------------------------------
              COMMON STOCKS (96.8%)

              ADVERTISING (0.5%)
    33,000    ADVO, Inc.                                                             $  1,023
                                                                                     --------
              AEROSPACE & DEFENSE (1.4%)
     6,000    Applied Signal Technology, Inc.                                             207
    36,600    Curtiss-Wright Corp. "B"                                                  1,881
     7,700    Engineered Support Systems, Inc.                                            432
    11,900    SI International, Inc.*                                                     212
                                                                                     --------
                                                                                        2,732
                                                                                     --------
              AIR FREIGHT & LOGISTICS (0.6%)
     9,500    EGL, Inc.*                                                                  241
     3,300    Forward Air Corp.*                                                          131
     5,800    Hub Group, Inc. "A"*                                                        189
    40,900    Pacer International, Inc.*                                                  646
                                                                                     --------
                                                                                        1,207
                                                                                     --------
              AIRLINES (0.1%)
    14,500    ExpressJet Holdings, Inc.*                                                  158
                                                                                     --------
              ALTERNATIVE CARRIERS (0.3%)
    50,700    PTEK Holdings, Inc.*                                                        583
                                                                                     --------
              APPAREL, ACCESSORIES, & LUXURY GOODS (0.8%)
     9,350    Fossil, Inc.*                                                               226
    45,600    Gildan Activewear, Inc. "A" (Canada)*                                     1,205
     7,900    Quiksilver, Inc.*                                                           170
                                                                                     --------
                                                                                        1,601
                                                                                     --------
              APPAREL RETAIL (2.7%)
    18,850    Aeropostale, Inc.*                                                          575
     9,150    Cache, Inc.*                                                                142
    64,300    Cato Corp. "A"                                                            1,342
    20,100    Charlotte Russe Holding, Inc.*                                              413
    21,200    Men's Wearhouse, Inc.*                                                      562
    66,400    Shoe Carnival, Inc.*                                                        888
    37,400    Stage Stores, Inc.*                                                       1,326
                                                                                     --------
                                                                                        5,248
                                                                                     --------
              APPLICATION SOFTWARE (1.3%)
    26,100    ANSYS, Inc.*                                                              1,238
    11,200    FactSet Research Systems, Inc.                                              483

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                  (continued)

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
                                                                                       MARKET
    NUMBER                                                                              VALUE
 OF SHARES    SECURITY                                                                  (000)
---------------------------------------------------------------------------------------------

    16,700    Hyperion Solutions Corp.*                                              $    685
    11,200    Mapinfo Corp.*                                                              116
                                                                                     --------
                                                                                        2,522
                                                                                     --------
              ASSET MANAGEMENT & CUSTODY BANKS (1.0%)
    51,400    American Capital Strategies Ltd.                                          1,503
    12,000    National Financial Partners Corp.                                           404
                                                                                     --------
                                                                                        1,907
                                                                                     --------
              AUTO PARTS & EQUIPMENT (1.4%)
    68,600    Modine Manufacturing Co.                                                  2,035
    58,900    Spartan Motors, Inc.                                                        707
                                                                                     --------
                                                                                        2,742
                                                                                     --------
              AUTOMOBILE MANUFACTURERS (0.9%)
    14,900    Monaco Coach Corp.                                                          362
    13,200    Thor Industries, Inc.                                                       413
    27,400    Winnebago Industries, Inc.                                                1,010
                                                                                     --------
                                                                                        1,785
                                                                                     --------
              BIOTECHNOLOGY (0.8%)
     4,800    Charles River Laboratories International, Inc.*                             216
     7,400    Gen-Probe, Inc.*                                                            277
    17,300    Immunogen, Inc.*                                                             93
    17,500    Ligand Pharmaceuticals, Inc. "B"*                                           242
     4,000    Martek Biosciences Corp.*                                                   189
    11,900    Techne Corp.*                                                               474
     6,400    Telik, Inc.*                                                                126
                                                                                     --------
                                                                                        1,617
                                                                                     --------
              BUILDING PRODUCTS (2.0%)
    69,400    Quixote Corp.                                                             1,332
    46,400    Simpson Manufacturing, Inc.                                               2,599
                                                                                     --------
                                                                                        3,931
                                                                                     --------
              CASINOS & GAMING (0.9%)
    28,900    Multimedia Games, Inc.*(a)                                                  547
    21,600    Penn National Gaming, Inc.*                                                 778
    25,300    Scientific Games Corp. "A"*                                                 450
                                                                                     --------
                                                                                        1,775
                                                                                     --------
              CATALOG RETAIL (0.2%)
    28,700    Insight Enterprises, Inc.*                                                  460
                                                                                     --------

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JULY 31, 2004

                                                                                       MARKET
    NUMBER                                                                              VALUE
 OF SHARES    SECURITY                                                                  (000)
---------------------------------------------------------------------------------------------
              COMMUNICATIONS EQUIPMENT (3.2%)
    57,400    Aspect Communications Corp.*                                           $    486
   115,750    Belden CDT, Inc.*                                                         2,252
    33,500    Black Box Corp.                                                           1,273
    24,100    Plantronics, Inc.*                                                          932
    37,100    Polycom, Inc.*                                                              715
    37,100    SeaChange International, Inc.*                                              545
                                                                                     --------
                                                                                        6,203
                                                                                     --------
              COMPUTER HARDWARE (1.5%)
   109,600    Intergraph Corp.*                                                         2,892
                                                                                     --------
              COMPUTER STORAGE & PERIPHERALS (0.5%)
    12,200    Applied Films Corp.*                                                        227
    16,400    Avid Technology, Inc.*                                                      767
                                                                                     --------
                                                                                          994
                                                                                     --------
              CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.6%)
     5,020    Oshkosh Truck Corp.                                                         266
    24,400    Terex Corp.*                                                                949
                                                                                     --------
                                                                                        1,215
                                                                                     --------
              CONSTRUCTION MATERIALS (0.8%)
    33,450    Florida Rock Industries, Inc.                                             1,436
                                                                                     --------
              CONSUMER FINANCE (0.3%)
     7,400    ACE Cash Express, Inc.*                                                     171
    16,800    CompuCredit Corp.*                                                          264
     9,150    First Cash Financial Services, Inc.*                                        184
                                                                                     --------
                                                                                          619
                                                                                     --------
              DISTILLERS & VINTNERS (0.5%)
    28,300    Robert Mondavi Corp. "A"*                                                   982
                                                                                     --------
              DISTRIBUTORS (0.3%)
    28,000    Wesco International, Inc.*                                                  575
                                                                                     --------
              DIVERSIFIED COMMERCIAL SERVICES (1.1%)
     5,900    Bright Horizons Family Solutions, Inc.*                                     299
    10,800    Coinstar, Inc.*                                                             220
    22,000    ITT Educational Services, Inc.*                                             701
    10,500    Rollins, Inc.                                                               243

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USAA SMALL CAP STOCK FUND
JULY 31, 2004

                                                                                       MARKET
    NUMBER                                                                              VALUE
 OF SHARES    SECURITY                                                                  (000)
---------------------------------------------------------------------------------------------
     7,500    University of Phoenix Online*                                          $    646
                                                                                     --------
                                                                                        2,109
                                                                                     --------
              ELECTRIC UTILITIES (2.5%)
    46,300    Black Hills Corp.                                                         1,279
   118,800    PNM Resources, Inc.                                                       2,476
    54,500    Weststar Energy, Inc.                                                     1,099
                                                                                     --------
                                                                                        4,854
                                                                                     --------
              ELECTRICAL COMPONENTS & EQUIPMENT (1.3%)
    25,700    Acuity Brands, Inc.                                                         613
    69,682    Deswell Industries, Inc. (Virgin Islands)                                 1,421
     6,000    Genlyte Group, Inc.*                                                        374
                                                                                     --------
                                                                                        2,408
                                                                                     --------
              ELECTRONIC EQUIPMENT MANUFACTURERS (1.7%)
     8,400    Amphenol Corp. "A"*                                                         264
    10,100    Dionex Corp.*                                                               477
    14,200    Littelfuse, Inc.*                                                           551
    14,400    Rofin-Sinar Technologies, Inc.*                                             305
     9,300    Rogers Corp.*                                                               460
    33,600    Technitrol, Inc.*                                                           621
    14,800    Varian, Inc.*                                                               561
                                                                                     --------
                                                                                        3,239
                                                                                     --------
              ELECTRONIC MANUFACTURING SERVICES (0.2%)
     6,000    CyberOptics Corp.*                                                          112
    25,000    TTM Technologies, Inc.*                                                     287
                                                                                     --------
                                                                                          399
                                                                                     --------
              EMPLOYMENT SERVICES (0.7%)
    28,000    Administaff, Inc.*                                                          373
    13,200    Gevity HR, Inc.                                                             274
    55,200    Labor Ready, Inc.*                                                          774
                                                                                     --------
                                                                                        1,421
                                                                                     --------
              ENVIRONMENTAL SERVICES (0.5%)
    28,000    Waste Connections, Inc.*                                                    808
    11,500    WCA Waste Corp.*                                                            103
                                                                                     --------
                                                                                          911
                                                                                     --------
              FOOD RETAIL (1.0%)
   106,600    Casey's General Stores, Inc.                                              1,725
     8,400    Pantry, Inc.*                                                               183
                                                                                     --------
                                                                                        1,908
                                                                                     --------

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JULY 31, 2004

                                                                                       MARKET
    NUMBER                                                                              VALUE
 OF SHARES    SECURITY                                                                  (000)
---------------------------------------------------------------------------------------------
              GAS UTILITIES (2.1%)
    43,300    Atmos Energy Corp.                                                     $  1,090
    40,000    New Jersey Resources Corp.                                                1,626
    48,600    WGL Holdings, Inc.                                                        1,333
                                                                                     --------
                                                                                        4,049
                                                                                     --------
              GENERAL MERCHANDISE STORES (0.2%)
     9,900    Tuesday Morning Corp.*                                                      318
                                                                                     --------
              GOLD (1.0%)
   145,600    Meridian Gold, Inc. (Canada)*                                             1,931
                                                                                     --------
              HEALTH CARE DISTRIBUTORS (0.3%)
    18,900    Owens & Minor, Inc.                                                         485
                                                                                     --------
              HEALTH CARE EQUIPMENT (0.8%)
    17,500    American Medical Systems Holdings, Inc.*                                    557
    11,900    Respironics, Inc.*                                                          663
    10,800    VISX, Inc.*                                                                 231
                                                                                     --------
                                                                                        1,451
                                                                                     --------
              HEALTH CARE FACILITIES (1.1%)
    54,450    Amsurg Corp. "A"*                                                         1,293
    49,500    Province Healthcare Co.*                                                    719
     3,600    VCA Antech, Inc.*                                                           152
                                                                                     --------
                                                                                        2,164
                                                                                     --------
              HEALTH CARE SERVICES (1.4%)
    14,400    American Healthways, Inc.*                                                  392
    28,600    CorVel Corp.*                                                               733
    20,400    Dendrite International, Inc.*                                               304
     8,300    Inveresk Research Group, Inc.*                                              301
    10,900    Pediatrix Medical Group, Inc.*                                              690
    17,250    Ventiv Health, Inc.*                                                        263
                                                                                     --------
                                                                                        2,683
                                                                                     --------
              HEALTH CARE SUPPLIES (2.3%)
    14,500    Advanced Medical Optics, Inc.*                                              552
     4,900    Anika Therapeutics, Inc.*                                                    73
    13,700    Cooper Companies, Inc.                                                      814
    11,600    Ocular Sciences, Inc.*                                                      512
    67,200    PolyMedica Corp.                                                          2,047

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JULY 31, 2004

                                                                                       MARKET
    NUMBER                                                                              VALUE
 OF SHARES    SECURITY                                                                  (000)
---------------------------------------------------------------------------------------------
    15,400    Sybron Dental Specialties, Inc.*                                       $    414
                                                                                     --------
                                                                                        4,412
                                                                                     --------
              HOMEBUILDING (1.8%)
    13,700    Hovnanian Enterprises, Inc. "A"*                                            425
    23,400    Meritage Corp.*                                                           1,449
    75,200    WCI Communities, Inc.*                                                    1,619
                                                                                     --------
                                                                                        3,493
                                                                                     --------
              HOTELS, RESORTS, & CRUISE LINES (0.3%)
   121,400    Interstate Hotels & Resorts, Inc.*                                          631
                                                                                     --------
              HOUSEWARES & SPECIALTIES (1.1%)
    69,500    Yankee Candle Co., Inc.*                                                  2,017
                                                                                     --------
              HYPERMARKETS & SUPER CENTERS (0.3%)
    23,900    BJ's Wholesale Club, Inc.*                                                  557
                                                                                     --------
              INDUSTRIAL CONGLOMERATES (1.1%)
    33,600    Carlisle Companies, Inc.                                                  2,133
                                                                                     --------
              INDUSTRIAL MACHINERY (4.2%)
    69,500    Albany International Corp. "A"                                            2,080
    11,000    Briggs & Stratton Corp.                                                     919
     6,300    Graco, Inc.                                                                 198
    18,400    Harsco Corp.                                                                826
    93,100    Kadant, Inc.*                                                             1,871
     6,700    Middleby Corp.                                                              363
    18,800    Nordson Corp.                                                               787
    89,100    Wolverine Tube, Inc.*(acquired 6/21/2004; cost: $891)(d,e,f)              1,009
                                                                                     --------
                                                                                        8,053
                                                                                     --------
              INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
     8,400    Commonwealth Telephone Enterprises, Inc.*                                   376
                                                                                     --------
              INTERNET SOFTWARE & SERVICES (0.7%)
    58,200    Earthlink, Inc.*                                                            574
     1,700    Greenfield Online, Inc.*                                                     28
    30,700    United Online, Inc.*                                                        479
    19,400    ValueClick, Inc.*                                                           201
                                                                                     --------
                                                                                        1,282
                                                                                     --------

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JULY 31, 2004

                                                                                       MARKET
    NUMBER                                                                              VALUE
 OF SHARES    SECURITY                                                                  (000)
---------------------------------------------------------------------------------------------
              IT CONSULTING & OTHER SERVICES (1.0%)
    60,000    Maximus, Inc.*                                                         $  1,918
                                                                                     --------
              LIFE & HEALTH INSURANCE (2.0%)
    54,300    Delphi Financial Group, Inc. "A"                                          2,202
   143,200    Universal American Financial Corp.*                                       1,554
                                                                                     --------
                                                                                        3,756
                                                                                     --------
              MANAGED HEALTH CARE (2.1%)
    14,000    America Service Group, Inc.*                                                496
    53,200    AMERIGROUP Corp.*                                                         2,552
    12,600    Centene Corp.*                                                              491
     9,000    Sierra Health Services, Inc.*                                               398
                                                                                     --------
                                                                                        3,937
                                                                                     --------
              METAL & GLASS CONTAINERS (1.1%)
    48,400    AptarGroup, Inc.                                                          2,048
                                                                                     --------
              MULTI-LINE INSURANCE (0.1%)
     8,900    HCC Insurance Holdings, Inc.                                                270
                                                                                     --------
              OFFICE SERVICES & SUPPLIES (2.4%)
    14,300    Imagistics International, Inc.*                                             465
   103,200    United Stationers, Inc.*                                                  4,068
                                                                                     --------
                                                                                        4,533
                                                                                     --------
              OIL & GAS EQUIPMENT & SERVICES (0.6%)
    13,400    Cal Dive International, Inc.*                                               415
     5,400    CARBO Ceramics, Inc.                                                        383
    15,300    Maverick Tube Corp.*                                                        441
                                                                                     --------
                                                                                        1,239
                                                                                     --------
              OIL & GAS EXPLORATION & PRODUCTION (4.4%)
    49,000    Encore Aquisition Co.*                                                    1,444
    40,900    KCS Energy, Inc.*                                                           605
   129,300    Magnum Hunter Resources, Inc.*                                            1,386
    13,500    Patina Oil & Gas Corp.                                                      398
    15,600    Petroleum Development Corp.*                                                415
   106,300    Plains Exploration & Production Co.*                                      2,216
    25,900    Southwestern Energy Co.*                                                    834
    72,700    Vintage Petroleum, Inc.                                                   1,243
                                                                                     --------
                                                                                        8,541
                                                                                     --------

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JULY 31, 2004

                                                                                       MARKET
    NUMBER                                                                              VALUE
 OF SHARES    SECURITY                                                                  (000)
---------------------------------------------------------------------------------------------
              PACKAGED FOODS & MEAT (1.0%)
    52,100    John B. Sanfilippo & Son, Inc.*                                        $  1,383
    18,300    Riviana Foods, Inc.                                                         470
                                                                                     --------
                                                                                        1,853
                                                                                     --------
              PERSONAL PRODUCTS (1.4%)
   120,700    NBTY, Inc.*                                                               2,626
                                                                                     --------
              PHARMACEUTICALS (0.4%)
    13,600    Bone Care International, Inc.*                                              341
     3,700    Medicines Co.*                                                               98
    10,500    Medicis Pharmaceutical Corp. "A"                                            376
                                                                                     --------
                                                                                          815
                                                                                     --------
              PRECIOUS METALS & MINERALS (0.5%)
    30,400    Aber Diamond Corp. (Canada)*                                                918
                                                                                     --------
              PROPERTY & CASUALTY INSURANCE (0.2%)
     5,700    Philadelphia Consolidated Holding Corp.*                                    312
                                                                                     --------
              PUBLISHING (0.5%)
    25,200    Courier Corp.                                                             1,033
                                                                                     --------
              RAILROADS (1.2%)
    97,800    Genesee & Wyoming, Inc. "A"*                                              2,269
                                                                                     --------
              REAL ESTATE INVESTMENT TRUSTS (3.9%)
    78,300    Acadia Realty Trust                                                       1,110
    44,200    Getty Realty Corp.                                                        1,033
    37,500    Maguire Properties, Inc.                                                    928
    25,500    PS Business Parks, Inc.                                                   1,025
    38,300    RAIT Investment Trust                                                       928
    22,200    SL Green Realty Corp.                                                     1,090
    56,200    Ventas, Inc.                                                              1,434
                                                                                     --------
                                                                                        7,548
                                                                                     --------
              REGIONAL BANKS (2.9%)
    14,600    Bank of the Ozarks, Inc.                                                    373
     3,800    Cathay Bancorp, Inc.                                                        255
    29,200    First Midwest Bancorp, Inc.                                                 986
    51,500    Laurentian Bank of Canada (Canada)                                        1,086
     8,900    Pacific Capital Bancorp                                                     247

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JULY 31, 2004

                                                                                       MARKET
    NUMBER                                                                              VALUE
 OF SHARES    SECURITY                                                                  (000)
---------------------------------------------------------------------------------------------
    59,500    Sky Financial Group, Inc.                                              $  1,389
    21,200    Texas Regional Bancshares, Inc. "A"                                         943
     9,800    UCBH Holdings, Inc.                                                         383
                                                                                     --------
                                                                                        5,662
                                                                                     --------
              REINSURANCE (4.7%)
    53,000    IPC Holdings Ltd. (Bermuda)                                               1,987
    90,900    Platinum Underwriters Holdings Ltd. (Bermuda)                             2,530
    85,800    Reinsurance Group of America, Inc.                                        3,419
    57,500    Scottish Annuity & Life Holdings Ltd. (Cayman Islands)(a)                 1,173
                                                                                     --------
                                                                                        9,109
                                                                                     --------
              RESTAURANTS (1.9%)
    47,750    CEC Entertainment, Inc.*                                                  1,736
     8,700    McCormick & Schmick's Seafood Restaurants, Inc.*                            104
     8,900    Rare Hospitality International, Inc.*                                       251
    14,400    Ryan's Restaurant Group, Inc.*                                              209
    58,800    Sonic Corp.*                                                              1,352
                                                                                     --------
                                                                                        3,652
                                                                                     --------
              SEMICONDUCTOR EQUIPMENT (0.8%)
    12,800    ADE Corp.*                                                                  222
    49,000    ASE Test Ltd. (Singapore)*                                                  324
    24,500    Photronics, Inc.*                                                           355
    20,700    Varian Semiconductor Equipment Associates, Inc.*                            618
                                                                                     --------
                                                                                        1,519
                                                                                     --------
              SEMICONDUCTORS (1.3%)
    41,200    Cypress Semiconductor Corp.*                                                467
     8,000    Diodes, Inc.*                                                               183
   131,600    ESS Technology, Inc.*                                                       902
     4,000    Leadis Technology, Inc.*                                                     44
    76,400    Pericom Semiconductor Corp.*                                                763
     5,500    Standard Microsystems Corp.*                                                 95
                                                                                     --------
                                                                                        2,454
                                                                                     --------
              SPECIALIZED FINANCE (1.8%)
   115,600    Assured Guaranty Ltd. (Bermuda)*                                          1,994
     3,200    Chicago Mercantile Exchange Holdings, Inc.(a)                               402
    35,200    Financial Federal Corp.*                                                  1,132
                                                                                     --------
                                                                                        3,528
                                                                                     --------
              SPECIALTY CHEMICALS (0.7%)
    60,100    Sensient Technologies Corp.                                               1,241
                                                                                     --------

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                  (continued)

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JULY 31, 2004

                                                                                       MARKET
    NUMBER                                                                              VALUE
 OF SHARES    SECURITY                                                                  (000)
---------------------------------------------------------------------------------------------
              SPECIALTY STORES (3.6%)
    11,700    Big 5 Sporting Goods Corp.*                                            $    250
     1,100    Cabela's, Inc. "A"*                                                          30
     4,300    Guitar Center, Inc.*                                                        193
   117,300    Hibbett Sporting Goods, Inc.*                                             2,236
    96,500    O'Reilly Automotive, Inc.*                                                3,907
     7,000    Petco Animal Supplies, Inc.*                                                209
                                                                                     --------
                                                                                        6,825
                                                                                     --------
              STEEL (0.2%)
    15,700    Metal Management, Inc.*                                                     304
                                                                                     --------
              SYSTEMS SOFTWARE (0.2%)
    11,500    Microstrategy, Inc. "A"*                                                    463
                                                                                     --------
              TECHNOLOGY DISTRIBUTORS (0.3%)
    10,500    ScanSource, Inc.*                                                           615
                                                                                     --------
              THRIFTS & MORTGAGE FINANCE (1.4%)
    12,900    New Century Financial Corp.                                                 607
   114,600    NewAlliance Bancshares, Inc.*                                             1,599
    24,600    W Holding Co., Inc.                                                         406
                                                                                     --------
                                                                                        2,612
                                                                                     --------
              TOBACCO (1.4%)
    56,200    Universal Corp.                                                           2,711
                                                                                     --------

              TRADING COMPANIES & DISTRIBUTORS (0.2%)
    10,100    MSC Industrial Direct Co., Inc. "A"                                         316
                                                                                     --------
              TRUCKING (1.8%)
    10,600    Landstar System, Inc.*                                                      528
    51,800    USF Corp.                                                                 1,839
    54,900    Werner Enterprises, Inc.                                                  1,094
                                                                                     --------
                                                                                        3,461
                                                                                     --------
              WIRELESS TELECOMMUNICATION SERVICES (0.3%)
     4,400    Global Signal, Inc.                                                          91
    16,800    Western Wireless Corp. "A"*                                                 443
                                                                                     --------
                                                                                          534
                                                                                     --------
              Total common stocks (cost: $185,775)                                    186,113
                                                                                     --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                  (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2004

                                                                                       MARKET
    NUMBER                                                                              VALUE
 OF SHARES    SECURITY                                                                  (000)
---------------------------------------------------------------------------------------------

              MONEY MARKET INSTRUMENTS (3.1%)

              MONEY MARKET FUNDS
 1,005,291    SSgA Money Market Fund, 0.94%(c)                                       $  1,005
 4,913,950    SSgA Prime Money Market Fund, 1.13%(c)                                    4,914
                                                                                     --------
              Total money market instruments (cost: $5,919)                             5,919
                                                                                     --------

              SHORT-TERM INVESTMENTS PURCHASED WITH CASH
              COLLATERAL FROM SECURITIES LOANED (1.0%)

              MONEY MARKET FUNDS (0.8%)
   214,554    AIM Short-Term Investment Co. Liquid Assets Portfolio, 1.24%(c)             215
 1,316,607    Merrill Lynch Premier Institutional Fund, 1.27%(c)                        1,317
                                                                                     --------
                                                                                        1,532
                                                                                     --------

 PRINCIPAL
    AMOUNT
     (000)
----------
              REPURCHASE AGREEMENT (0.2%)
     $500     Lehman Brothers, Inc., 1.35%, acquired on 7/30/2004 and due
                 8/02/2004 at $500 (collateralized by $515 of Federal Home
                 Loan Bank Bonds(g), 2.25%, due 5/15/2006; market value $513)(b)          500
                                                                                     --------
              Total short-term investments purchased with cash collateral from
                 securities loaned (cost: $2,032)                                       2,032
                                                                                     --------

              TOTAL INVESTMENTS (COST: $193,726)                                     $194,064
                                                                                     ========

26

 N O T E S
==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS

USAA SMALL CAP STOCK FUND
JULY 31, 2004

GENERAL NOTES
--------------------------------------------------------------------------------

         Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

         The percentages shown represent the percentages of the investments to net assets and, in total, may not equal 100%. Investments in foreign securities were 7.6% of net assets at July 31, 2004.

SPECIFIC NOTES
--------------------------------------------------------------------------------

         (a) The security or a portion thereof was out on loan as of July 31, 2004.

         (b) Collateral on repurchase agreements is received by the Fund upon entering into the repurchase agreement. The collateral is marked-to-market daily to ensure its market value is equal to or in excess of the repurchase agreement price plus accrued interest.

         (c) Rate represents the money market fund annualized seven-day yield at July 31, 2004.

         (d) Security deemed illiquid by USAA Investment Management Company (the Manager), under liquidity guidelines approved by the Board of Directors and valued using methods determined by a pricing service, under valuation procedures approved by the Board of Directors. The aggregate market value of these securities at July 31, 2004, was $1,009,000, which represented 0.5% of the Fund's net assets.

         (e) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A.

         (f) Security was fair valued at July 31, 2004, by the Manager in accordance with valuation procedures approved by the Board of Directors.

 N O T E S
==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS
           (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2004

         (g) U.S. government agency issues. Securities issued by government-sponsored enterprises (GSEs) are supported only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. government.

         *   Non-income-producing security for the year ended July 31, 2004.

         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

28

 S T A T E M E N T
==================--------------------------------------------------------------
                   of ASSETS and LIABILITIES
                   (in thousands)

USAA SMALL CAP STOCK FUND
JULY 31, 2004

ASSETS
   Investments in securities, at market value (including securities
      on loan of $1,806) (identified cost of $193,726)                     $194,064
   Receivables:
      Capital shares sold                                                       424
      USAA Investment Management Company                                          4
      Dividends and interest                                                     95
      Securities sold                                                           969
      Other                                                                       1
                                                                           --------
         Total assets                                                       195,557
                                                                           --------
LIABILITIES
   Payables:
      Upon return of securities loaned                                        2,032
      Securities purchased                                                    1,017
      Capital shares redeemed                                                    80
   Accrued management fees                                                      115
   Accrued transfer agent's fees                                                  5
   Other accrued expenses and payables                                           44
                                                                           --------
         Total liabilities                                                    3,293
                                                                           --------
            Net assets applicable to capital shares outstanding            $192,264
                                                                           ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                         $185,976
   Accumulated net realized gain on investments                               5,950
   Net unrealized appreciation of investments                                   338
                                                                           --------
            Net assets applicable to capital shares outstanding            $192,264
                                                                           ========
   Capital shares outstanding                                                16,267
                                                                           ========
   Authorized shares of $.01 par value                                      100,000
                                                                           ========
   Net asset value, redemption price, and offering price per share         $  11.82
                                                                           ========

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T
==================--------------------------------------------------------------
                   of OPERATIONS
                   (in thousands)

USAA SMALL CAP STOCK FUND
YEAR ENDED JULY 31, 2004

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $4)                     $  1,622
   Interest                                                                  46
   Securities lending                                                         9
                                                                       --------
      Total income                                                        1,677
                                                                       --------
EXPENSES
   Management fees                                                        1,209
   Administrative and servicing fees                                        248
   Transfer agent's fees                                                    597
   Custody and accounting fees                                               84
   Postage                                                                   52
   Shareholder reporting fees                                                29
   Directors' fees                                                            5
   Registration fees                                                         53
   Professional fees                                                         40
   Other                                                                      8
                                                                       --------
      Total expenses                                                      2,325
   Expenses reimbursed                                                      (11)
   Expenses paid indirectly                                                 (60)
                                                                       --------
      Net expenses                                                        2,254
                                                                       --------
NET INVESTMENT LOSS                                                        (577)
                                                                       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY
   Net realized gain on:
      Investments                                                        30,487
      Foreign currency transactions                                           1
   Change in net unrealized appreciation/depreciation of investments    (12,312)
                                                                       --------
      Net realized and unrealized gain                                   18,176
                                                                       --------
Increase in net assets resulting from operations                       $ 17,599
                                                                       ========

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

30

 S T A T E M E N T S
====================------------------------------------------------------------
                     of Changes in NET ASSETS
                     (in thousands)

USAA SMALL CAP STOCK FUND
YEARS ENDED JULY 31,

                                                                     2004            2003
                                                                 ------------------------
FROM OPERATIONS
   Net investment loss                                           $   (577)       $   (886)
   Net realized gain (loss) on investments                         30,487          (3,796)
   Net realized gain on foreign currency transactions                   1               -
   Change in net unrealized appreciation/depreciation
      of investments                                              (12,312)         13,960
                                                                 ------------------------
      Increase in net assets resulting from operations             17,599           9,278
                                                                 ------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                       82,921          33,975
   Cost of shares redeemed                                        (33,736)        (20,663)
                                                                 ------------------------
      Increase in net assets from capital share transactions       49,185          13,312
                                                                 ------------------------
Net increase in net assets                                         66,784          22,590

NET ASSETS
   Beginning of period                                            125,480         102,890
                                                                 ------------------------
   End of period                                                 $192,264        $125,480
                                                                 ========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                      7,077           3,585
   Shares redeemed                                                 (2,902)         (2,196)
                                                                 ------------------------
      Increase in shares outstanding                                4,175           1,389
                                                                 ========================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements

USAA SMALL CAP STOCK FUND
JULY 31, 2004

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 17 separate funds. The information presented in this annual report pertains only to the USAA Small Cap Stock Fund (the
         Fund). The Fund's investment objective is long-term growth of capital.

              A. SECURITY VALUATION - The value of each security is determined
                 (as of the close of trading on the New York Stock Exchange
                 (NYSE) on each business day the exchange is open) as set forth below:

                 1. Equity securities, except as otherwise noted, traded
                    primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

                 2. Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's

32

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2004

                    NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities and, if necessary, the Manager will value the foreign securities in good faith, considering such available information that the Manager deems relevant, under valuation procedures approved by the Company's Board of Directors. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

                 3. Investments in open-end investment companies are valued at their NAV at the end of each business day.

                 4. Debt securities purchased with original maturities of 60 days or less are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

                 5. Securities for which market quotations are not readily
                    available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Company's Board of Directors.

              B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2004

                 income to its shareholders. Therefore, no federal income tax provision is required.

              C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

              D. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or its instrumentalities. Government- sponsored enterprises (GSEs), such as Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the issuing U.S. government agency, and are neither issued nor guaranteed by the U.S. government. Obligations pledged as collateral are required to maintain a value equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. The Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

              E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained

34

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2004

                 in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

                 1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

                 2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

                 The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                 Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. These net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

              F. EXPENSES PAID INDIRECTLY - A portion of the brokerage
                 commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, realized credits, if any, generated from cash

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2004

                 balances in the Fund's bank accounts are used to reduce the Fund's expenses. For the year ended July 31, 2004, brokerage commission reimbursements and custodian credits reduced the Fund's expenses by $59,000 and $1,000, respectively, resulting in a total reduction in Fund expenses of $60,000.

              G. INDEMNIFICATIONS - Under the Company's organizational
                 documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Company. In addition, in the normal course of business the Company enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Company's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, the Company expects the risk of loss to be remote.

              H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
--------------------------------------------------------------------------------

         The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America and State Street Bank and Trust Company (State Street), under which Bank of America and State Street have each committed $50 million. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

36

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2004

         Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup. Subject to availability under its agreement with Bank of America and State Street, the Fund may borrow from Bank of America and State Street, at the federal funds rate plus a 0.50% markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets.

         The USAA funds that are party to the loan agreements are assessed facility fees in aggregate by Bank of America and State Street in an annual amount equal to 0.09% of the $100 million loan agreement, whether used or not, and by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.09% annually of the $400 million loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period. For the year ended July 31, 2004, the Fund paid CAPCO facility fees of $1,000. The Fund had no borrowings under either of these agreements during the year ended July 31, 2004.

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

         The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         During the current fiscal year, permanent differences between book-basis and tax-basis accounting resulted in reclassifications made to the statement of assets and liabilities to decrease paid-in capital by $64,000,

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2004

         decrease accumulated undistributed net investment loss by $577,000, and decrease accumulated net realized gain on investments by $513,000. This includes differences in the treatment of net operating losses, foreign currency gains and losses, and the utilization of earnings and profits distributed to shareholders on redemptions of shares as part of the dividends-paid deduction for federal income tax purposes. This reclassification has no effect on net assets.

         The tax character of distributions paid during the years ended July 31, 2004, and 2003, was as follows:

                                                     2004             2003
                                                   -----------------------
         Long-term realized capital gains          $511,000            $-

         As of July 31, 2004, the components of net assets representing distributable earnings on a tax basis were as follows:

         Undistributed long-term capital gains                  $6,096,000
         Unrealized appreciation                                   192,000

         The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

         Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. For the year ended July 31, 2004, the Fund utilized capital loss carryovers of $23,856,000 to offset capital gains.

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

         Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended July 31, 2004, were $342,241,000 and $293,394,000, respectively.

         The cost of securities at July 31, 2004, for federal income tax purposes, was $193,872,000.

38

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2004

         Gross unrealized appreciation and depreciation of investments as of July 31, 2004, for federal income tax purposes, were $10,110,000 and $9,918,000, respectively, resulting in net unrealized appreciation of $192,000.

(5) FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

         A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund may enter into currency contracts in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. The Fund may also enter into currency contracts to hedge against foreign currency exchange risks on the non-U.S. dollar-denominated securities held in the Fund's portfolio. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund's giving up the opportunity for potential profit.

         As of July 31, 2004, the Fund did not have any open currency contracts.

(6) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

         The Fund, through its securities-lending agent, Metropolitan West Securities LLC (MetWest), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund and MetWest retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral. MetWest receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2004

         transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. For the year ended July 31, 2004, the Fund received securities-lending income of $9,000, which is net of the 20% income retained by MetWest. As of July 31, 2004, the Fund loaned securities having a fair market value of approximately $1,806,000 and received cash collateral of $2,032,000 for the loans. The cash collateral was invested in short-term investments, as noted in the Fund's portfolio of investments.

(7) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

              A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Investment Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Directors. The Fund is authorized to select (with approval of the Fund's Board of Directors) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's Board of Directors as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

                 The investment management fee for the Fund is composed of a base fee and a performance adjustment that increases or decreases the base fee depending upon the performance of the Fund relative to the performance of the Lipper Small-Cap Core Funds Index,

40

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2004

                 which tracks the total return performance of the 30 largest funds within the Lipper Small-Cap Core Funds category. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

                 The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

                 The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

OVER/UNDER PERFORMANCE                  ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                    AS A % OF THE FUND'S AVERAGE NET ASSETS
-------------------------------------------------------------------------------
+/- 1.00% to 4.00%                      +/- 0.04%
+/- 4.01% to 7.00%                      +/- 0.05%
+/- 7.01% and greater                   +/- 0.06%

(1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

                 For the year ended July 31, 2004, the Fund incurred total management fees, paid or payable to the Manager, of $1,209,000, which is net of a performance adjustment of $(31,000) that decreased the base management fee of 0.75% by 0.02%.

              B. SUBADVISORY ARRANGEMENTS - The Manager has entered into investment subadvisory agreements with Batterymarch Financial

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2004

                 Management, Inc. (Batterymarch) and Wellington Management Company, LLP (Wellington Management), under which Batterymarch and Wellington Management direct the investment and reinvestment of portions of the Fund's assets (as allocated from time to time by the Manager). The Manager (not the Fund) pays Batterymarch a subadvisory fee in the annual amount of 0.50% of the Fund's average daily net assets that Batterymarch manages, and pays Wellington Management a subadvisory fee in the annual amount of 0.70% of the Fund's average daily net assets that Wellington Management manages. Wellington Management has agreed to waive all fees in excess of 0.60% until November 30, 2004, and all fees in excess of 0.65% thereafter through May 31, 2005. Prior to November 28, 2003, Eagle Asset Management, Inc. (Eagle) was the Fund's subadviser and was paid subadvisory fees in the annual amount of 0.56% of the Fund's average daily net assets for the first $100 million in assets that Eagle managed and 0.45% of the Fund's average daily net assets for assets over $100 million of the Fund's average daily net assets that Eagle managed. For the year ended July 31, 2004, the Manager paid Batterymarch, Wellington Management, and Eagle subadvisory fees of $188,000, $480,000, and $243,000, respectively.

              C. ADMINISTRATIVE AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended July 31, 2004, the Fund incurred administrative and servicing fees, paid or payable to the Manager, of $248,000.

              D. EXPENSE LIMITATION - The Manager has voluntarily agreed to limit the Fund's annual operating expenses to 1.40% of the Fund's average net assets, excluding the effect of any expenses

42

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2004

                 paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This agreement may be modified or terminated at any time. For the year ended July 31, 2004, the Fund incurred reimbursable expenses of $11,000.

              E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a
                 USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. For the year ended July 31, 2004, the Fund incurred transfer agent's fees, paid or payable to USAA Transfer Agency Company, of $597,000.

              F. UNDERWRITING SERVICES - The Manager provides exclusive
                 underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(8) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

         Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2004

(9) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                                                  PERIOD ENDED
                                                                         YEAR ENDED JULY 31,                          JULY 31,
                                                ------------------------------------------------------------------------------
                                                    2004               2003              2002            2001             2000*
                                                ------------------------------------------------------------------------------
Net asset value at beginning of period          $  10.38           $   9.61          $  10.34         $ 13.17         $  10.00
                                                ------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                              (.04)(a)           (.08)(a)          (.06)(a)        (.11)(a)         (.10)(a)
   Net realized and unrealized gain (loss)          1.48(a)             .85(a)           (.67)(a)       (2.72)(a)         3.27(a)
                                                ------------------------------------------------------------------------------
Total from investment operations                    1.44(a)             .77(a)           (.73)(a)       (2.83)(a)         3.17(a)
                                                ------------------------------------------------------------------------------
Net asset value at end of period                $  11.82           $  10.38          $   9.61         $ 10.34         $  13.17(a)
                                                ==============================================================================
Total return (%)**                                 13.87               8.01             (7.06)         (21.49)           31.70
Net assets at end of period (000)               $192,264           $125,480          $102,890         $89,120         $100,980
Ratio of expenses to average
   net assets (%)***                                1.40(b,c)          1.40(b,c)         1.40(b,c)       1.46(c)          1.43(c)
Ratio of expenses to average net assets,
   excluding reimbursements (%)***                  1.40(c)            1.69(c)           1.71(c)            -                -
Ratio of net investment loss to average
   net assets (%)***                                (.35)              (.85)             (.57)          (1.00)            (.77)
Portfolio turnover (%)                            184.27             170.37            200.14          145.32            36.73

  * Fund commenced operations on August 2, 1999.
 ** Total returns for periods of less than one year are not annualized. The return for the period ended July 31, 2000, is cumulative.
*** For the year ended July 31, 2004, average net assets were $165,519,000.
(a) Calculated using average shares. For the year ended July 31, 2004, average shares were 14,185,000.
(b) Effective August 1, 2001, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.40% of the Fund's average net assets.
(c) Reflects total expenses, excluding any expenses paid indirectly, which decreased the Fund's expense ratios as follows:
                                                    (.04%)                -                 -               -                -

44

 E X P E N S E
==============------------------------------------------------------------------
               EXAMPLE (unaudited)

USAA SMALL CAP STOCK FUND
JULY 31, 2004

EXAMPLE
--------------------------------------------------------------------------------

         As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This Example is intended to help you understand your indirect costs, also referred to as "ongoing costs," (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

         The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2004, through July 31, 2004.

ACTUAL EXPENSES
--------------------------------------------------------------------------------

         The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
--------------------------------------------------------------------------------

         The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the

 E X P E N S E
==============------------------------------------------------------------------
               EXAMPLE (unaudited)
               (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2004

         Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

         Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                   EXPENSES PAID
                                          BEGINNING               ENDING              DURING PERIOD*
                                        ACCOUNT VALUE         ACCOUNT VALUE         FEBRUARY 1, 2004 -
                                      FEBRUARY 1, 2004        JULY 31, 2004           JULY 31, 2004
                                      ----------------------------------------------------------------
         Actual                           $1,000.00             $  984.20                 $6.67
         Hypothetical
           (5% return before expenses)     1,000.00              1,018.14                  6.78

        *Expenses are equal to the Fund's annualized expense ratio of 1.35%, which is net of reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/366 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of (1.58%) for the six-month period of February 1, 2004, to July 31, 2004.

46

 D I R E C T O R S '  A N D  O F F I C E R S '
====================------------------------------------------------------------
                     INFORMATION

DIRECTORS* AND OFFICERS OF THE COMPANY
--------------------------------------------------------------------------------

         The Board of Directors of the Company consists of seven Directors. These Directors and the Company's Officers supervise the business affairs of the USAA family of funds. The Board of Directors is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Directors periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Director shall be fifteen (15) years or until the Director reaches age
         70. All members of the Board of Directors shall be presented to shareholders for election or reelection, as the case may be, at least once every five years. Vacancies on the Board of Directors can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders.

         Set forth below are the Directors and Officers of the Company, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Directors of the USAA family of funds consisting of four registered investment companies offering 38 individual funds as of July 31, 2004. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

         If you would like more information about the funds' Directors, you may call (800) 531-8181 to request a free copy of the funds' statement of additional information (SAI).

       * FOR SIMPLICITY THROUGHOUT THIS SECTION, THE BOARDS OF DIRECTORS AND BOARDS OF TRUSTEES OF THE FOUR LEGAL ENTITIES THAT COMPRISE THE USAA FAMILY OF FUNDS WILL BE IDENTIFIED AS THE BOARD OF DIRECTORS.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED DIRECTORS(1)
--------------------------------------------------------------------------------

         ROBERT G. DAVIS (2)
         Director and Chairman of the Board of Directors
         Born: November 1946
         Year of Election or Appointment: 1996

         Chairman, Chief Executive Officer, and President of United Services Automobile Association (USAA) (10/02-present); President and Chief Executive Officer of USAA (4/00-10/02); President and Chief Operating Officer of USAA (6/99-3/00); Director of USAA (2/99-present); Deputy Chief Executive Officer for Capital Management of USAA (6/98-5/99); President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Capital Corporation (CAPCO) and several of its subsidiaries and affiliates (1/97-present); and President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Financial Planning Services (FPS) (1/97-7/03). Mr. Davis serves as a Director/Trustee and Chairman of the Boards of Directors/Trustees of the USAA family of funds. He also serves as a Director and Chairman of the Boards of Directors of USAA Investment Management Company
         (IMCO), USAA Life Insurance Company, USAA Federal Savings Bank, USAA Real Estate Company (RealCo), and USAA Financial Advisors, Inc. (FAI).

         CHRISTOPHER W. CLAUS (2,4)
         Director, President, and Vice Chairman of the Board of Directors
         Born: December 1960
         Year of Election or Appointment: 2001

         President and Chief Executive Officer, Director, and Vice Chairman of the Board of Directors, IMCO (2/01-present). Senior Vice President of Investment Sales and Service, IMCO (7/00-2/01); Vice President, Investment Sales and Service, IMCO (12/94-7/00). Mr. Claus serves as President, Director/Trustee, and Vice Chairman of the Boards of Directors/Trustees of the USAA family of funds. He also serves as President, Director, and Chairman of the Board of Directors of USAA Shareholder Account Services. He also holds the Officer position of Senior Vice President of USAA Life Investment Trust, a registered investment company offering five individual funds.

48

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

NON-INTERESTED (INDEPENDENT) DIRECTORS
--------------------------------------------------------------------------------

         BARBARA B. DREEBEN (3,4,5,6)
         Director
         Born: June 1945
         Year of Election or Appointment: 1994

         President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben serves as Director/Trustee of the USAA family of funds. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         ROBERT L. MASON, PH.D. (3,4,5,6)
         Director
         Born: July 1946
         Year of Election or Appointment: 1997

         Institute Analyst, Southwest Research Institute (3/02-present); Staff Analyst, Southwest Research Institute (9/98-3/02), which focuses in the fields of technological research. Dr. Mason serves as a Director/Trustee of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         MICHAEL F. REIMHERR (3,4,5,6)
         Director
         Born: August 1945
         Year of Election or Appointment: 2000

         President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr serves as a Director/ Trustee of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

         LAURA T. STARKS, PH.D. (3,4,5,6)
         Director
         Born: February 1950
         Year of Election or Appointment: 2000

         Charles E. and Sarah M. Seay Regents Chair Professor of Finance, University of Texas at Austin (9/96-present). Dr. Starks serves as a Director/Trustee of the USAA family of funds. Dr. Starks holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         RICHARD A. ZUCKER (2,3,4,5,6)
         Director
         Born: July 1943
         Year of Election or Appointment: 1992

         Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker serves as a Director/Trustee of the USAA family of funds. Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         (1) INDICATES THOSE DIRECTORS WHO ARE EMPLOYEES OF USAA INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE INVESTMENT COMPANY ACT OF 1940.

         (2) MEMBER OF EXECUTIVE COMMITTEE

         (3) MEMBER OF AUDIT COMMITTEE

         (4) MEMBER OF PRICING AND INVESTMENT COMMITTEE

         (5) MEMBER OF CORPORATE GOVERNANCE COMMITTEE

         (6) THE ADDRESS FOR ALL NON-INTERESTED DIRECTORS IS THAT OF THE USAA FUNDS, P.O. BOX 659430, SAN ANTONIO, TX 78265-9430.

50

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

         CLIFFORD A. GLADSON
         Vice President
         Born: November 1950
         Year of Appointment: 2002

         Senior Vice President, Fixed Income Investments, IMCO (9/02-present); Vice President, Fixed Income Investments, IMCO (5/02-9/02); Vice President, Mutual Fund Portfolios, IMCO (12/99-5/02); Assistant Vice President, Fixed Income Investments, IMCO (11/94-12/99). Mr. Gladson also holds the Officer position of Vice President of USAA Life Investment Trust, a registered investment company offering five individual funds.

         STUART WESTER
         Vice President
         Born: June 1947
         Year of Appointment: 2002

         Vice President, Equity Investments, IMCO (1/99-present); Vice President, Investment Strategy and Analysis, CAPCO (6/96-1/99). Mr. Wester also holds the Officer position of Vice President of USAA Life Investment Trust, a registered investment company offering five individual funds.

         MARK S. HOWARD
         Secretary
         Born: October 1963
         Year of Appointment: 2002

         Senior Vice President, Life/IMCO/FPS General Counsel, USAA (10/03-present); Senior Vice President, Securities Counsel, USAA (12/02-10/03); Senior Vice President, Securities Counsel & Compliance, IMCO (1/02-12/02); Vice President, Securities Counsel & Compliance, IMCO (7/00-1/02); and Assistant Vice President, Securities Counsel, USAA (2/98-7/00). Mr. Howard also holds the Officer positions of Senior Vice President, Secretary, and Counsel for USAA Life Insurance Company, IMCO, FAI, FPS, and USAA Shareholder Account Services; and Secretary for USAA Life Investment Trust, a registered investment company offering five individual funds.

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         INFORMATION

         DAVID M. HOLMES
         Treasurer
         Born: June 1960
         Year of Appointment: 2001

         Senior Vice President, Life/IMCO/FPS Senior Financial Officer, USAA (12/02-present); Senior Vice President, Senior Financial Officer, IMCO (6/01-12/02); Vice President, Senior Financial Officer, RealCo (12/97-5/01). Mr. Holmes also holds the Officer positions of Senior Vice President, Senior Financial Officer of USAA Life Insurance Company, IMCO, USAA Shareholder Account Services, FAI, and FPS; and Treasurer of USAA Life Investment Trust, a registered investment company offering five individual funds.

         EILEEN M. SMILEY
         Assistant Secretary
         Born: November 1959
         Year of Appointment: 2003

         Vice President, Securities Counsel, USAA (2/04-present); Assistant Vice President, Securities Counsel, USAA (1/03-2/04); Attorney, Morrison & Foerster, LLP (1/99-1/03). Ms. Smiley also holds the Officer position of Vice President and Assistant Secretary of IMCO, FAI, and FPS; and Assistant Secretary of USAA Life Investment Trust, a registered investment company offering five individual funds.

         ROBERTO GALINDO, JR.
         Assistant Treasurer
         Born: November 1960
         Year of Appointment: 2000

         Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Vice President, Mutual Fund Analysis & Support, IMCO (10/01-12/02); Executive Director, Mutual Fund Analysis & Support, IMCO (6/00-10/01); Director, Mutual Fund Analysis, IMCO (9/99-6/00); Vice President, Portfolio Administration, Founders Asset Management LLC (7/98-8/99). Mr. Galindo also holds the Officer position of Assistant Treasurer of USAA Life Investment Trust, a registered investment company offering five individual funds.

         (1) INDICATES THOSE OFFICERS WHO ARE EMPLOYEES OF USAA INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE INVESTMENT COMPANY ACT OF 1940.

52

 N O T E S
==========----------------------------------------------------------------------

           _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________

            DIRECTORS    Robert G. Davis, CHAIRMAN OF THE BOARD
                         Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
                         Barbara B. Dreeben
                         Robert L. Mason, Ph.D.
                         Michael F. Reimherr
                         Laura T. Starks, Ph.D.
                         Richard A. Zucker

       ADMINISTRATOR,    USAA Investment Management Company
  INVESTMENT ADVISER,    P.O. Box 659453
         UNDERWRITER,    San Antonio, Texas 78265-9825
      AND DISTRIBUTOR

       TRANSFER AGENT    USAA Shareholder Account Services
                         9800 Fredericksburg Road
                         San Antonio, Texas 78288

            CUSTODIAN    State Street Bank and Trust Company
                         P.O. Box 1713
                         Boston, Massachusetts 02105

          INDEPENDENT    Ernst & Young LLP
    REGISTERED PUBLIC    100 West Houston St., Suite 1900
      ACCOUNTING FIRM    San Antonio, Texas 78205

            TELEPHONE    Call toll free - Central time
     ASSISTANCE HOURS    Monday - Friday, 7 a.m. to 10 p.m.
                         Saturday, 8:30 a.m. to 5 p.m.
                         Sunday, 10:30 a.m. to 7 p.m.

       FOR ADDITIONAL    1-800-531-8181, in San Antonio 456-7200
    INFORMATION ABOUT    For account servicing, exchanges,
         MUTUAL FUNDS    or redemptions
                         1-800-531-8448, in San Antonio 456-7202

      RECORDED MUTUAL    24-hour service (from any phone)
    FUND PRICE QUOTES    1-800-531-8066, in San Antonio 498-8066

          MUTUAL FUND    (from touch-tone phones only)
       USAA TOUCHLINE    For account balance, last transaction, fund
                         prices, or to exchange or redeem fund shares
                         1-800-531-8777, in San Antonio 498-8777

      INTERNET ACCESS    USAA.COM

THROUGH OUR ONGOING EFFORTS TO REDUCE EXPENSES, YOUR REPORT MAILINGS ARE STREAMLINED. WE DEVELOP MAILING LISTS USING CRITERIA SUCH AS ADDRESS, MEMBER NUMBER, AND SURNAME TO SEND ONE REPORT TO EACH HOUSEHOLD INSTEAD OF SENDING A REPORT TO EVERY REGISTERED OWNER. THIS PRACTICE IS DESIGNED TO REDUCE DUPLICATE COPIES AND SAVE PAPER AND POSTAGE COSTS TO THE FUND. IF YOU PREFER NOT TO PARTICIPATE IN STREAMLINING AND WOULD LIKE TO CONTINUE RECEIVING ONE REPORT PER REGISTERED ACCOUNT OWNER, PLEASE CALL US AND WE WILL BEGIN YOUR INDIVIDUAL DELIVERY WITHIN 30 DAYS OF YOUR REQUEST.

COPIES OF THE MANAGER'S PROXY VOTING POLICIES AND PROCEDURES, APPROVED BY THE COMPANY'S BOARD OF DIRECTORS FOR USE IN VOTING PROXIES ON BEHALF OF THE FUND, ARE AVAILABLE WITHOUT CHARGE (I) BY CALLING 1-800-531-8448; (II) AT USAA.COM; AND (III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. BEGINNING IN AUGUST 2004, INFORMATION REGARDING HOW THE FUND VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30, WILL BE AVAILABLE (I) AT USAA.COM; AND (II) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.

AS A RESULT OF RULES RECENTLY ADOPTED BY THE SEC, THE FUND WILL FILE ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THESE FORM N-QS WILL BE AVAILABLE (I) BY CALLING 1-800-531-8448; (II) AT USAA.COM; AND (III) ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. THESE FORM N-QS ALSO MAY BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

                                                        [LOGO OF RECYCLED PAPER]
                                                                Recycled
                                                                  Paper

--------------------------------------------------------------------------------

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              USAA                ----------------------------------
                                     INSURANCE o MEMBER SERVICES

40054-0904                                   (C)2004, USAA. All rights reserved.


ITEM 2.  CODE OF ETHICS.

On June 25, 2003, the Board of Directors of USAA Mutual Fund, Inc. approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No amendments have been made to the Sarbanes Code since it was adopted, and no waivers (explicit or implicit) from a provision of the Sarbanes Code have been granted.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Dr. Laura T. Starks, Ph.D. has been designated as an audit committee financial expert for USAA Mutual Fund, Inc. Dr. Starks has served as a professor of Finance at the University of Texas at Austin since 1987, and has served as the Chair Professor of Finance since 1996. Dr. Starks also has served as a consultant to numerous clients, including accounting firms, on a range of finance, accounting and auditing issues. Dr. Starks is an independent director who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Fund, Inc.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Fund, Inc., consists of 17 funds in all. Only 14 funds of the Registrant (excluding the Index Funds) have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended July 31, 2004 and 2003 were $240,900 and $232,800, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid by the Registrant for professional services rendered by Ernst & Young LLP for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2004 and 2003 were $15,500 and $15,000, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees paid or accrued by the Registrant for professional services rendered by Ernst & Young LLP for the tax services are listed below in the table:

                Review of Federal,     Quarterly       Review of US/UK
                State and City       Diversification   tax treaty issue
                Income and tax          Review          and tax issues
                returns and excise       under           related to
                tax calculations      Subchapter M      grantor trust     Total
--------------------------------------------------------------------------------
FYE 7/31/2004     $ 54,200             $12,600              $1,547      $ 68,347

FYE 7/31/2003     $ 52,415                $0                  $0        $ 52,415
                  --------------------------------------------------------------
  Total           $106,615             $12,600              $1,547      $120,762

All tax service fees were preapproved by the Audit Committee.

(d) The Funds' investment adviser and transfer agent, USAA Investment Management Company (IMCO) and USAA Transfer Agency Company dba USAA Shareholder Account Services (SAS), paid Ernst & Young LLP aggregate fees of $21,036 for non-audit services related to the Funds for fiscal year ended July 31, 2003. The services are detailed in the table below:

                  Description of Other Services - FYE 07/31/2003

Description of Service          Amount Paid               Party Paying
----------------------          -----------               ------------
Review of Corporate             $ 7,960                    IMCO
Governance Procedures

Review of Anti-Money            $ 2,500                    IMCO
Laundering Procedures

Reporting and Oversight Review  $ 6,576                    IMCO

Review of Procedures            $ 4,000                    SAS
regarding As of Transactions
                                ---------
Total                           $21,036

These services provided in the fiscal year ending 07/31/2003 were not pre-approved by the Audit Committee because the engagements occurred prior to the rule's effectiveness requiring such pre-approval. Any such other non-audit fees to be provided to the Funds' investment adviser or transfer agent (or other affiliated service provider to the Funds) will be subject to the pre-approval requirement. No such fees were paid in the fiscal year ending July 31, 2004.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and transfer agent (SAS) for 2004 and 2003 were $105,847 and $128,451, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2004 and 2003 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's funds. The Board of Directors/Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 10.  CONTROLS AND PROCEDURES

The chief executive officer and chief financial officer of USAA Mutual Fund, Inc. (Fund) have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.



ITEM 11.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUND, INC.
                           USAA TAX-EXEMPT FUND, INC.
                              USAA INVESTMENT TRUST
                            USAA STATE TAX-FREE TRUST
                           USAA LIFE INVESTMENT TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust, USAA State Tax-Free Trust and USAA Life Investment Trust (collectively, the Funds, and each a Company) have adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to each Company's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

   The purpose of the Code is to promote:
   o honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
   o full, fair, accurate, timely and understandable disclosure in reports and documents that each Company files with, or submits to, the SEC and in other public communications made by each Company;
   o     compliance with applicable laws and governmental rules and regulations;
   o prompt internal reporting of violations of the Code to the Chief Legal Officer of each Company, the President of each Company (if the violation concerns the Treasurer) and the Chairman of the Board of Directors/Trustees of each Company; and
   o     accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

A.       DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by each Company's Board of Directors/Trustees (each a Board, and collectively the Boards) that the Covered Officers also may be officers or employees of one or more other investment companies covered by this joint USAA Funds' Code.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

   o use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
   o cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
   o accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds during contract negotiations.
   o accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
             o EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

   o service as a director on the board or an officer of any public or private company, other than a USAA company or a Company, must be approved by the USAA Funds' and IMCO's Code of Ethics Committee and reported to each affected Company.
   o the receipt of any non-nominal (i.e., valued over $25) gifts from any person or entity with which a Company has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of a Company shall be considered the Chief Legal Officer of a Company.
   o the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
   o any ownership interest in, or any consulting or employment relationship with, any of the Company's service providers, other than IMCO or any other USAA company, must be approved by the Chairman of the Board of the Directors/Trustees and reported to each affected Board.
   o any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the Chairman of the Board of Directors/Trustees and reported to each affected Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

   o Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by each Company.

   o Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Directors/Trustees and auditors, and to government regulators and self-regulatory organizations.

   o Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by a Company with, or submitted to, the SEC, and in other public communications made by the Funds.

   o Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.

   o A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.

   o A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of each Company is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA
               Funds' outside counsel or counsel for the Independent Directors/Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the Chairman of the Board of Directors/Trustees and will be considered by the Board of Directors/Trustees.

         B.    REQUIRED REPORTS

         o     EACH COVERED OFFICER MUST:
               o Upon adoption of the Code, affirm in writing to the Boards that he has received, read and understands the Code.
               o Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

         o     THE CHIEF LEGAL OFFICER MUST:
               o report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
               o report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         o INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Company (if the complaint involves the Treasurer), the Chairman of the Board (or for the USAA Life Investment Trust (LIT) the Chairman/CEO of USAA if the complaint involves the Chairman of the LIT Board) and the Chairperson of the Audit Committee any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         o INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the Chairman of the Board or the Chairperson of the Audit Committee direct another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chairman of the Board, or the Board as a whole, may direct the Company's outside counsel or the counsel to the Independent Directors/Trustees (if any) to participate in any investigation under this Code.
         o STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         o VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the Chairman of the Board (and for the USAA LIT the Chairman/CEO of USAA if the violation involves the Chairman of the LIT Board) the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chairperson of the Audit Committee of each Company.

               The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures; (2) notifications to appropriate personnel of IMCO or USAA; (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
               o The Boards of Directors/Trustees understand that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Directors/Trustees will report to the Boards the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of a Company, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The USAA Funds' and IMCO's Joint Code of Ethics under Rule 17j-1 under the 1940 Act, and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Directors/Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board of Directors/Trustees and counsel for the Independent Directors/Trustees (if any), the appropriate Company and its counsel, IMCO, and other personnel of USAA as determined by the affected Company's Chief Legal Officer or the Chairman of the Board of Directors/Trustees.

Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003 Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

                                   APPENDIX A
                                COVERED OFFICERS


TITLE             COMPANY

PRESIDENT         USAA Mutual Fund, Inc.
                  USAA Tax-Exempt Fund, Inc.
                  USAA Investment Trust
                  USAA State Tax-Free Trust
                  USAA Life Investment Trust

TREASURER         USAA Mutual Fund, Inc.
                  USAA Tax-Exempt Fund, Inc.
                  USAA Investment Trust
                  USAA State Tax-Free Trust
                  USAA Life Investment Trust

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUND, INC. (except the Index Funds)

By:*     /s/ EILEEN M. SMILEY
         -----------------------------------------------------------
         Signature and Title:  Eileen M. Smiley, Assistant Secretary

Date:    09-30-2004
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         ----------------------------------------------------
         Signature and Title:  Christopher W. Claus/President

Date:    09-30-2004
         ------------------------------


By:*     /s/ DAVID HOLMES
         --------------------------------------------
         Signature and Title:  David Holmes/Treasurer

Date:    09-30-2004
         ------------------------------


*Print the name and title of each signing officer under his or her signature.